                                                   APPROVED BY THE CINERGY CORP.
                                         BOARD OF DIRECTORS ON DECEMBER 10, 1999

              JANUARY 1, 2000 AMENDMENT TO THE CINERGY CORP. UNION
                             EMPLOYEES' 401(k) PLAN

         The Cinergy Corp. Union Employees' 401(k) Plan, as amended and restated effective January 1, 1998, is hereby amended pursuant to Article 11 thereof. Amendments with respect to the modification of Sections 3.1, 4.1, and 7.1 are effective January 1, 2000.

(1)      EXPLANATION OF AMENDMENTS

         The purpose of the amendments is to provide for automatic or passive enrollment in the Plan as of each new employee's employment date. Section 3.1 is amended, effective January 1, 2000, by providing that each new employee is automatically enrolled in the Plan as a participant on his/her employment date as to before-tax contributions unless the employee notifies the Plan administrator in writing that he/she declines participation.

         Section 4.1 is amended, effective January 1, 2000, to provide that each new employee who is enrolled as a participant as of his/her employment date as to before-tax contributions will be deemed to have made an initial deferred percentage election of one percent.

         Section 7.1 is amended, effective January 1, 2000, to provide that the automatic deferrals of new employees who are enrolled as participants as of their employment dates as to before-tax contributions will be deposited in one or more investment funds selected by the Plan Administrator and in accordance with procedures established by the Plan Administrator.

(2)      AMENDMENTS EFFECTIVE JANUARY 1, 2000

         (a)      SECTION 3.1 AS AMENDED

                  Section 3.1, as hereby amended, reads as follows:

                  "3.1     PARTICIPATION.

                           Each Eligible Employee as of the Effective Date who was a Participant in the Plan as of December 31, 1997 will continue to be a participant on the Effective Date.

                           Prior to January 1, 2000, each other Eligible Employee may commence participation in the Plan as of the later of the Effective Date or the Eligible Employee's Employment Commencement

                           Date, by electing to make Employee After-Tax or Deferred Compensation Contributions, or by making a Rollover Contribution, pursuant to Article 4 (Contributions).

                           On or after January 1, 2000, each other Eligible Employee shall automatically commence participation in the Plan as of the Eligible Employee's Employment Commencement Date as to Employee Deferred Compensation Contributions unless the Eligible Employee affirmatively notifies the Plan Administrator in writing that the Eligible Employee does not desire to commence participation in the Plan. Any Eligible Employee who affirmatively elects not to participate in the Plan as of his Employment Commence Date may subsequently commence participation in the Plan by electing to make After-Tax or Deferred Compensation Contributions, or by making a Rollover Contribution, pursuant to Article 4 (Contributions). Any Eligible Employee who commences participation as of his Employment Commencement Date may also elect to make Employee After-Tax Contributions or a Rollover Contribution, pursuant to Article 4 (Contributions)."

         (b)      SECTION 4.1 AS AMENDED

                  Section 4.1, as hereby amended, reads as follows:

                  "4.1     DEFERRED COMPENSATION CONTRIBUTIONS

                            Each Participant may elect, in accordance with rules established by the Plan Administrator, to reduce the Participant's Compensation by any percentage up to 15 percent, in increments of one-half percent, and to have the amount by which the Participant's Compensation is reduced contributed on the Participant's behalf by the Employer as a Deferred Compensation Contribution to the Plan. Prior to January 1, 2000, the election will be effective as soon as administratively possible after the date the Employee becomes eligible to participate and notifies the Plan Administrator of the deferral percentage. On or after January 1, 2000, each Eligible Employee who becomes a Participant as of his Employment Commencement Date will be deemed to have made an initial deferral percentage election of 1 percent.

                            A participant may elect, in accordance with rules established by the Plan Administrator, to increase, decrease, or discontinue the Participant's Compensation reductions. Such an election will be effective as soon as administratively possible after receipt of the election by the Plan Administrator and will be effective only with respect to Compensation not yet earned as of the effective date of the election.

                            The Plan Administrator may adopt rules concerning the administration of this section. The Deferred Compensation Contributions made on behalf of each Participant shall be paid by each Employer to the Trustee and allocated to the Participant's Deferred Compensation Contributions Account as soon as practical after the end of the pay period to which the Deferred Compensation Contributions relate, but in no case later than the fifteenth business day of the month following the month in which those amounts would otherwise have been payable to the Participant."

         (c)      SECTION 7.1 AS AMENDED

                  Section 7.1, as hereby amended, reads as follows:

                  "7.1 AFTER-TAX, DEFERRED COMPENSATION, EMPLOYER MATCH, ESOP TRANSFER, AND ROLLOVER CONTRIBUTION ACCOUNTS

                           (a)      INVESTMENT OF CONTRIBUTIONS. Each
                                    Participant may elect to have the After-Tax, Deferred Compensation, and Rollover Contributions made on the Participant's behalf invested in any one or more of the Investment Funds in increments of 1 percent, in accordance with procedures established by the Plan Administrator.

                           (b) INVESTMENT TRANSFERS. Each Member may elect as of any date to have the assets in the Member's ESOP Transfer, Employer Match, After-Tax, Deferred Compensation, and Rollover Contributions Accounts reallocated among the Investment Funds, in increments of 1 percent, in accordance with procedures established by the Plan Administrator.

                           (c) INVESTMENT ELECTIONS. Each Participant may make the elections described in subsection
                                    (a) by making an election with the Plan
                                    Administrator upon becoming a Participant;
                                    PROVIDED, HOWEVER, that each Participant who (on or after January 1, 2000) commences participation as of his Employment Commencement Date will have his Deferred Compensation Contributions automatically deposited in one or more Investment Funds selected by the Plan Administrator and in accordance with procedures established by the Plan Administrator.

                           (d) TRANSFER OF ASSETS. The Plan Administrator shall cause the transfer of moneys or other property from the appropriate Investment Fund to the other Investment Fund as may be necessary to carry out the aggregate transfer transactions elected by the Members, in accordance with uniform rules therefor established by the Plan Administrator."

         This Amendment is executed and approved by the duly authorized officers of Cinergy Corp., effective as of the dates set forth herein.

                                            CINERGY CORP.


                                            By: ____________________________
                                                         James E. Rogers
                                                        Vice Chairman and
                                                     Chief Executive Officer


                                            Dated: _________________________


APPROVED:


By: _________________________________
           Jerome A. Vennemann
         Acting General Counsel
    and Assistant Corporate Secretary


Dated: ______________________________